UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 14, 2010 (January 14, 2010)

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions. These forward-looking statements are identified by terms and phrases such as: anticipate, believe, intend, estimate, expect, continue, should, could, may, plan, project, predict, will, potential, forecast, and similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted. Factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to:

•

state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, have an effect on rate structure, and affect the speed at and degree to which competition enters the natural gas industries;

•	outcomes of litigation and regulatory investigations, proceedings or inquiries;

•	weather and other natural phenomena, including the economic, operational and other effects of hurricanes and storms;

•	the timing and extent of changes in commodity prices, interest rates and foreign currency exchange rates;

•	general economic conditions, which can affect the long-term demand for natural gas and related services;

•	potential effects arising from terrorist attacks and any consequential or other hostilities;

•	changes in environmental, safety and other laws and regulations;

•

results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings and general market and economic conditions;

•	increases in the cost of goods and services required to complete capital projects;

•	declines in the market prices of equity and debt securities and resulting funding requirements for defined benefit pension plans;

•

growth in opportunities, including the timing and success of efforts to develop U.S. and Canadian pipeline, storage, gathering, processing and other infrastructure projects and the effects of competition;

•	the performance of natural gas transmission and storage, distribution, and gathering and processing facilities;

•	the extent of success in connecting natural gas supplies to gathering, processing and transmission systems and in connecting to expanding gas markets;

•	the effects of accounting pronouncements issued periodically by accounting standard-setting bodies;

•	conditions of the capital markets during the periods covered by the forward-looking statements; and

•

the ability to successfully complete merger, acquisition or divestiture plans; regulatory or other limitations imposed as a result of a merger, acquisition or divestiture; and the success of the business following a merger, acquisition or divestiture.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Spectra Energy Corp has described. Spectra Energy Corp undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01	Other Events

On January 1, 2009, Spectra Energy Corp and its 50%-owned equity affiliate, DCP Midstream, LLC, adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 160, “Noncontrolling Interests in Consolidated Financial Statements” (now Accounting Standards Codification 810-10-65, “Consolidations—Overall—Transition and Open Effective Date Information”). This accounting standard requires, among other things, entities to report noncontrolling (minority) interests in subsidiaries as equity in the consolidated financial statements. Retrospective application to conform previously reported financial statements is required.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference are re-casted versions of Items 5, 6, 7, 8 and 15 of Spectra Energy Corp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission on February 27, 2009 (the original Form 10-K filing) to reflect the adoption of SFAS No. 160 by Spectra Energy Corp and DCP Midstream, LLC. The information contained in this Current Report on Form 8-K supersedes said information contained in Spectra Energy Corp’s original Form 10-K filing.

No attempt has been made in this Form 8-K to modify or update any disclosures as presented in the original Form 10-K filing other than those affected by the retrospective application of SFAS No. 160.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Independent Auditors.

99.1	Re-casted Items 5, 6, 7, 8 and 15 of Spectra Energy Corp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/S/ J. PATRICK REDDY
J. Patrick Reddy
Chief Financial Officer

Date: January 14, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit
23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Independent Auditors.

99.1	Re-casted Items 5, 6, 7, 8 and 15 of Spectra Energy Corp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.